SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

      Date of Report: (Date of earliest event reported): September 6, 1996

                                  TEXOIL, INC.
             (Exact name of registrant as specified in its charter)

        NEVADA                          0-12633                88-0177083
(STATE OF INCORPORATION)        (COMMISSION FILE NUMBER)      (IRS EMPLOYER
                                                             IDENTIFICATION NO.)

                          1600 SMITH STREET, SUITE 4000
                              HOUSTON, TEXAS 77002
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                  713/652-5741
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                (NOT APPLICABLE)
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.        OTHER EVENTS

               RIMCO FINANCING. On September 6, 1996, Texoil, Inc., a Nevada corporation (the "Company"), and its wholly-owned operating subsidiary, Texoil Company ("Subsidiary"), entered into a Note Purchase Agreement with four limited partnerships of which Resource Investors Management Company Limited Partnership ("RIMCO") is the controlling general partner (the "RIMCO Agreement"). Under the RIMCO Agreement, the lenders have agreed to provide up to $8,000,000 in two separate financings to fund Subsidiary's 3-D seismic exploration program. In connection with the RIMCO financing, the Company's Board of Directors expanded the number of directors to seven and elected Gary J. Milavec, a Vice President of RIMCO's controlling general partner RIMCO Associates, Inc., to fill the vacancy created thereby until the next annual stockholders' meeting. To date, Subsidiary has borrowed $200,000 from the RIMCO lenders which is exchangeable for 250,000 shares of the Company's common stock, par value $.01 per share ("Common Stock") or approximately 6% of outstanding Common Stock. Proceeds were used to repay indebtedness of the Company to one of its directors, Joe C. Richardson, Jr., as discussed further below.

        The first financing under the RIMCO Agreement is in the form of Senior Exchangeable General Obligation Notes issued by the Subsidiary in the maximum amount of $3,000,000 (the "Exchangeable Notes"). The Company intends that proceeds from this financing be used primarily to fund leasehold, drilling and completion costs for Subsidiary's Raceland and Greens Lake Prospects in Lafourche Parish, Louisiana and Galveston County, Texas, respectively, on which 3-D seismic data acquisition now is completed. The second financing is in the form of Senior Secured General Obligation Notes (the "Senior Notes") issued by Subsidiary in the maximum amount of $5,000,000. The Company intends that proceeds from the second financing be used primarily to fund future leasehold, drilling and completion costs for the Laurel Grove Prospects in Lafourche Parish, Louisiana, subsequent wells in the Raceland and Greens Lake Prospects, and up-front land and other costs associated with new 3-D seismic projects.

        Under the RIMCO Agreement, Subsidiary may borrow under the Exchangeable Notes until September 1, 1997. The Exchangeable Notes will mature September 1, 1999. Amounts advanced under the Exchangeable Notes will accrue interest at a fixed, annual rate of 10%, with interest payable monthly and all outstanding principal plus all accrued and unpaid interest due and payable at maturity. Indebtedness outstanding under the Exchangeable Notes is exchangeable, in whole or in part, for Common Stock at an initial per share price equal to $.80, subject to anti-dilution adjustments. Subsidiary can require the RIMCO lenders to make such an exchange if they have funded at least $2,800,000 and the average trading price of the Common Stock for any consecutive 20-day trading period is $3.00 or more. The Company granted the RIMCO lenders certain registration rights in respect of shares of Common Stock issuable upon exchange of debt under the Exchangeable Notes.

        After $2,800,000 in principal has been advanced under the Exchangeable Notes, Subsidiary may borrow under the Senior Notes until September 1, 1999. The Senior Notes will mature September 1, 2002. Amounts advanced under the Senior Notes will accrue interest at a fixed, annual rate of 10%, with interest and principal paid monthly from certain revenues generated by the assets pledged to RIMCO to secure the notes. Advances under the Senior Notes for future drilling and completion costs will be contingent upon Subsidiary maintaining an agreed upon borrowing base. Obligations under the Exchangeable Notes and the Senior Notes are secured by all of the existing and future oil and gas assets of Subsidiary, and the Company guarantees Subsidiary's obligations thereunder. In addition, the RIMCO lenders will receive an assignment of a 1.0% of 8/8ths overriding royalty interest, proportionately reduced to the interest of Subsidiary, in all wells drilled and/or completed with proceeds from the Senior Notes.

        1996 DIRECTOR LOANS. In May 1996, four directors of the Company loaned it an aggregate $1,100,000. Each loan was made pursuant to a promissory note bearing interest at an annual rate of 12%, maturing May 6, 1997, and convertible at the option of the lender into shares of Common Stock at a price of $.80 per share, subject to anti-dilution adjustments. Each note was guaranteed by Subsidiary and the guaranty was secured by substantially all of Subsidiary's assets. The lenders also were issued warrants exercisable until May 2001 for an aggregate 1,100,000 shares of Common Stock at $1.3125 per share, subject to anti-dilution adjustments. The four lenders were T. W. Hoehn, Jr., who loaned $550,000 and received a warrant exercisable for 550,000 shares; T. W. Hoehn, III, who loaned $300,000 and received a warrant exercisable for 300,000 shares; Joe C. Richardson, Jr., Trustee UDT 5-17-91, as amended, who loaned $200,000 and received a warrant exercisable for 200,000 shares; and William F. Seagle, who loaned $50,000 and received a warrant exercisable for 50,000 shares. The lenders were granted certain registration rights in respect of shares of Common Stock issuable upon exercise or conversion of the warrants or convertible notes. Proceeds of the loans were used to fund the Company's share of 3-D seismic survey costs associated with its exploration projects in progress in Lafourche Parish, Louisiana and Galveston County, Texas, and for general corporate purposes. Loan proceeds also were used to pay the March 31, 1996 dividend of $69,000 on the Company's outstanding Series A Preferred Stock, all of which is held by lending director Mr. Hoehn, Jr. and his son Robert A. Hoehn, and to repay the Company's remaining indebtedness of approximately $260,000 to First Interstate Bank of Texas, N.A. which was guaranteed by Mr. Hoehn, Jr.

        In connection with the RIMCO financing, the $200,000 owed to Joe C. Richardson, Jr., Trustee, UDT 5-17-91, as amended, was repaid in September 1996. The notes payable to T. W. Hoehn, Jr., T. W. Hoehn, III, and William F. Seagle, respectively, were canceled and replaced by Replacement 12% Convertible Promissory Notes dated September 6, 1996 (the "Replacement Notes"), which are convertible into shares of Common Stock at an initial conversion price of $.80 per share, subject to anti-dilution adjustments, and which mature upon the earlier to occur of October 1, 2002 and the date occurring 30 days after the RIMCO debt has been paid in full or exchanged for Common Stock. The Replacement Note to each of T. W. Hoehn, Jr. is in the amount of $550,000, to T. W. Hoehn, III is in the amount of $300,000, and to William F. Seagle is in the amount of $50,000. Interest on each of the Replacement Notes accrues at a fixed rate of 12% per annum and monthly payments of interest are due on the 10th day of each month. Although no prepayments of principal are permitted, the Company may require these lenders to convert the outstanding principal amount under their Replacement Notes into Common Stock if at least $2,800,000 has been funded by the RIMCO lenders and the average trading price of the Common Stock for any consecutive 20-day trading period is $3.00 or more, or the Company requires the RIMCO lenders to exchange Subsidiary's indebtedness to them for Common Stock. The Company granted certain registration rights to Messrs. Hoehn, Hoehn and Seagle in respect of shares of Common Stock into which their Replacement Notes may be converted. As part of the restructuring of the May 1996 debt evidenced by the Replacement Notes, the warrants, registration rights and Subsidiary guaranty issued and granted in May 1996 were canceled. These lenders and Wells Fargo Bank (Texas), N.A. (f/k/a First Interstate Bank of Texas, N.A.) released all liens against the assets of the Company or Subsidiary.

        The Company's performance of obligations under the Replacement Notes are subordinate to performance of obligations under the RIMCO financings. In this regard, the Company, with the consent of both holders of all of the Company's outstanding Series A Preferred Stock, amended the Certificate of Stock Designation covering the Series A Preferred Stock to provide that the annual cumulative dividends of $12 per share are payable only if, as and when declared by the Company's Board of Directors, provided that Board has no obligation to declare such dividends before October 1, 2002. Before the amendment, such dividends were payable quarterly.

        OTHER AFFILIATE LOANS. Nine individuals, some of whom are stockholders of the Company, have made interim debt financing available to the Company for working capital purposes. All of these loans have been repaid, except those made by the Company's Chairman, T. W. Hoehn, Jr., as discussed below. During 1993 and January 1994, the Company borrowed an aggregate $1,837,500 from these individuals, $100,000 of which the Company repaid in October 1993. In accordance with the terms of the underlying notes, as amended, $800,000 of such borrowings were repaid by the Company in June 1994 in connection with consummation of a public offering by the Company of its securities ("Public Offering"), resulting in a balance of $937,500 which was due December 31, 1994. Of such amount, $100,000 was repaid by the due date, and the holders of notes aggregating $837,500 agreed to extend the maturity thereof. In February 1995, the Company repaid an additional $25,000 of such loans, reducing the outstanding amount at March 31, 1995 to $812,500. Each interim loan was evidenced by a promissory note bearing interest at an annual rate of 2% over the prime rate charged by the Company's bank lender, First Interstate Bank of Texas, N.A. Pursuant to these notes, the Company issued to the interim lenders warrants to purchase an aggregate of 154,375 shares of Common Stock exercisable at any time before May 27, 1996 at a per share price of $3.00, being the price attributable to one share of Common Stock in the Public Offering. All warrants expired unexercised. Two of the nine interim lenders were William F. Seagle and Joe C. Richardson, Jr., each of whom is a director of the Company and loaned $25,000 (repaid in February 1995) and $12,500 (repaid in March 1996), respectively. Another interim lender was the wife of Walter L. Williams, a director of the Company. She loaned $50,000 to the Company which was repaid in June 1996. Betty Ann Hoehn Garrison and Peter R. Garrison, the daughter and former son-in-law of T. W. Hoehn, Jr., also were among the Company's interim lenders, each of whom loaned $150,000. Of the aggregate amount owed to Ms. Garrison, $50,000 was repaid in June 1994 from Public Offering proceeds and the balance subsequently paid in full during 1994. Mr. Garrison's loan was repaid in full from the proceeds of the Public Offering. The Company also borrowed $100,000 from Hart Brown, Mr. Williams' father-in-law, in 1995 on substantially the same terms as the other bridge loans, except no warrants were issued in connection therewith. Mr. Brown's loan was repaid in June 1996.

        One of the nine interim lenders is the Company's Chairman, T. W. Hoehn, Jr., from whom the Company has borrowed an aggregate $1,450,000 at various times since 1993 (in addition to his $550,000 loan discussed above and $50,000 loan discussed below). Of this $1,450,000 in loans, $400,000 was repaid in June 1994 and $50,000 was repaid in March 1996. The remaining $1,000,000 now is evidenced by a promissory note which is dated September 1, 1996, matures upon the earlier to occur of October 1, 2002 and 30 days after the RIMCO debt has been paid in full or exchanged for Common Stock, accrues interest at a variable rate equal to 2% plus the prime rate announced by Wells Fargo Bank (Texas), N.A., is payable to the T .W. Hoehn, Jr. and Betty Jo Hoehn Revocable Trust, and is subordinate to the RIMCO financing. Monthly interest payments are due on the 10th day of each month and scheduled quarterly principal payments may be made if certain liquidity conditions are satisfied and after the first $2,800,000 of the RIMCO loans have been funded. Unpaid quarterly principal payments are cumulative and amounts in excess of the scheduled quarterly payments may be paid if the liquidity conditions are satisfied.

        In June 1996, the Company borrowed $50,000 from Opal Air, Inc., a company owned by T. W. Hoehn, Jr. This loan is evidenced by a promissory note from the Company to Opal Air, Inc. dated September 1, 1996, which matures on the same date and is otherwise subject to substantially the same terms as the Company's September 1996 $1,000,000 note to the T. W. Hoehn, Jr. and Betty Jo Hoehn Revocable Trust.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

        (a)    FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                      Inapplicable.

        (b)    PRO FORMA FINANCIAL INFORMATION.

                      Inapplicable.

        (c)    EXHIBITS.

               3.1 Restated Articles of Incorporation of Texoil, Inc., as amended (filed herewith).

              10.1 Note Purchase Agreement dated as of September 6, 1996, among Texoil Company, Texoil, Inc., and RIMCO Partners, L.P., RIMCO Partners, L.P. II, RIMCO Partners, L.P. III, and RIMCO Partners, L.P. IV (collectively, the "RIMCO PURCHASERS") (filed herewith).

              10.2 Form of 10% Senior Secured Exchangeable General Obligation Notes, each dated as of September 6, 1996, issued by Texoil Company to the RIMCO Purchasers (filed herewith).

              10.3 Form of 10% Senior Secured General Obligation Notes, each dated as of September 6, 1996, issued by Texoil Company to the RIMCO Purchasers (filed herewith).

              10.4 Guaranty and Exchange Agreement among Texoil, Inc., Texoil Company and the RIMCO Purchasers dated as of September 6, 1996 (the "GUARANTY") (filed herewith).

              10.5 Pledge Agreement dated as of September 6, 1996, executed by Texoil, Inc. for the benefit of the RIMCO Purchasers (filed herewith).

              10.6 Stock Ownership and Registration Rights Agreement dated as of September 6, 1996, by and among Texoil Company, Texoil, Inc. and the RIMCO Purchasers (filed herewith).

              10.7 Subordination Agreement dated as of September 6, 1996, among Texoil Company, Texoil, Inc., the RIMCO Purchasers and Opal Air, Inc. (filed herewith).

              10.8 Subordination Agreement dated as of September 6, 1996, among Texoil Company, Texoil, Inc., the RIMCO Purchasers and T. W. Hoehn, Jr. and Betty Joe Hoehn Revocable Trust (filed herewith).

              10.9 Subordination Agreement dated as of September 6, 1996, among Texoil Company, Texoil, Inc., the RIMCO Purchasers and T. W. Hoehn, Jr. (filed herewith).

              10.10 Subordination Agreement dated as of September 6, 1996, among Texoil Company, Texoil, Inc., the RIMCO Purchasers and T. W. Hoehn, III (filed herewith).

              10.11 Subordination Agreement dated as of September 6, 1996, among Texoil Company, Texoil, Inc., the RIMCO Purchasers and William F. Seagle (filed herewith).

              10.12 Mortgage, Assignment of Production, Security Agreement and Financing Statement dated as of September 6, 1996, from Texoil Company to the RIMCO Purchasers (filed herewith).

              10.13 Promissory Note dated September 1, 1996, executed by Texoil, Inc. and made payable to the order of T. W. Hoehn, Jr. and Betty Joe Hoehn Revocable Trust in the original principal amount of $1,000,000 (filed herewith).

              10.14 Promissory Note dated September 1, 1996, executed by Texoil, Inc. and made payable to the order of Opal Air, Inc. in the original principal amount of $50,000 (filed herewith).

              10.15 Cancellation of Guaranty, Warrants and Registration Rights Agreement dated as of September 6, 1996 among Texoil, Inc., Texoil Company, and T. W. Hoehn, Jr., T. W. Hoehn, III, Joe C. Richardson, Jr., Trustee, U/D/T 5-17-91, as amended, and William F. Seagle (filed herewith).

              10.16 Form of Amended and Restated Agreements of Purchase and
          Sale dated as of September 6, 1996, between Texoil, Inc. and, respectively, T. W. Hoehn, Jr., T. W. Hoehn, III and William F. Seagle (filed herewith).

              10.17 Form of Replacement 12% Convertible Promissory Notes each dated as of September 6, 1996, in the aggregate original principal amount of $900,000, issued by Texoil, Inc. to, respectively, T. W. Hoehn, Jr., T. W. Hoehn, III and William F. Seagle in various amounts (filed herewith).

              10.18 Stock Ownership and Registration Rights Agreement dated as of September 6, 1996, by and among Texoil, Inc., Texoil Company and, respectively, T. W. Hoehn, Jr., T. W. Hoehn, III and William F. Seagle (filed herewith).

                                           SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  September 19, 1996

                                            TEXOIL, INC.

                                            By: /s/ RUBEN MEDRANO
                                                    Ruben Medrano, President


                                INDEX OF EXHIBITS

3.1 Restated Articles of Incorporation of Texoil, Inc., as amended (filed herewith).

10.1 Note Purchase Agreement dated as of September 6, 1996, among Texoil Company, Texoil, Inc., and RIMCO Partners, L.P., RIMCO Partners, L.P. II, RIMCO Partners, L.P. III, and RIMCO Partners, L.P. IV (collectively, the "RIMCO PURCHASERS") (filed herewith).

10.2 Form of 10% Senior Secured Exchangeable General Obligation Notes, each dated as of September 6, 1996, issued by Texoil Company to the RIMCO Purchasers (filed herewith).

10.3 Form of 10% Senior Secured General Obligation Notes, each dated as of September 6, 1996, issued by Texoil Company to the RIMCO Purchasers (filed herewith).

10.4 Guaranty and Exchange Agreement among Texoil, Inc., Texoil Company and the RIMCO Purchasers dated as of September 6, 1996 (the "GUARANTY") (filed herewith).

10.5 Pledge Agreement dated as of September 6, 1996, executed by Texoil, Inc. for the benefit of the RIMCO Purchasers (filed herewith).

10.6 Stock Ownership and Registration Rights Agreement dated as of September 6, 1996, by and among Texoil Company, Texoil, Inc. and the RIMCO Purchasers (filed herewith).

10.7 Subordination Agreement dated as of September 6, 1996, among Texoil Company, Texoil, Inc., the RIMCO Purchasers and Opal Air, Inc. (filed herewith).

10.8 Subordination Agreement dated as of September 6, 1996, among Texoil Company, Texoil, Inc., the RIMCO Purchasers and T. W. Hoehn, Jr. and Betty Joe Hoehn Revocable Trust (filed herewith).

10.9 Subordination Agreement dated as of September 6, 1996, among Texoil Company, Texoil, Inc., the RIMCO Purchasers and T. W. Hoehn, Jr. (filed herewith).

10.10 Subordination Agreement dated as of September 6, 1996, among Texoil Company, Texoil, Inc., the RIMCO Purchasers and T. W. Hoehn, III (filed herewith).

10.11 Subordination Agreement dated as of September 6, 1996, among Texoil Company, Texoil, Inc., the RIMCO Purchasers and William F. Seagle (filed herewith).

10.12 Mortgage, Assignment of Production, Security Agreement and Financing Statement dated as of September 6, 1996, from Texoil Company to the RIMCO Purchasers (filed herewith).

10.13 Promissory Note dated September 1, 1996, executed by Texoil, Inc. and made payable to the order of T. W. Hoehn, Jr. and Betty Joe Hoehn Revocable Trust in the original principal amount of $1,000,000 (filed herewith).

10.14 Promissory Note dated September 1, 1996, executed by Texoil, Inc. and made payable to the order of Opal Air, Inc. in the original principal amount of $50,000 (filed herewith).

10.15 Cancellation of Guaranty, Warrants and Registration Rights Agreement dated as of September 6, 1996 among Texoil, Inc., Texoil Company, and T. W. Hoehn, Jr., T. W. Hoehn, III, Joe C. Richardson, Jr., Trustee, U/D/T 5-17-91, as amended, and William F. Seagle (filed herewith).

10.16 Form of Amended and Restated Agreements of Purchase and Sale dated as of September 6, 1996, between Texoil, Inc. and, respectively, T. W. Hoehn, Jr., T. W. Hoehn, III and William F. Seagle (filed herewith).

10.17 Form of Replacement 12% Convertible Promissory Notes each dated as of September 6, 1996, in the aggregate original principal amount of $900,000, issued by Texoil, Inc. to, respectively, T. W. Hoehn, Jr., T. W. Hoehn, III and William F. Seagle in various amounts (filed herewith).

10.18 Stock Ownership and Registration Rights Agreement dated as of September 6, 1996, by and among Texoil, Inc., Texoil Company and, respectively, T. W. Hoehn, Jr., T. W. Hoehn, III and William F. Seagle (filed herewith).